UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2021

TCG BDC II, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 814-01248	81- 5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 5.07 – Submission of Matters to a Vote of Security Holders.
On July 14, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The following proposals were voted on at the Annual Meeting: (1) the election of each of (a) Nigel D.T. Andrews, Aren C. LeeKong and Mark Jenkins as a Class II director of the Company, each to serve for a three-year term and until his successor is duly elected and qualified at the Company’s 2024 Annual Meeting of Stockholders or until his earlier death, resignation or removal, and (b) William H. Wright II as a Class I director of the Company to serve for a two-year term and until his successor is duly elected and qualified at the Company’s 2023 Annual Meeting of Stockholders or until his earlier death, resignation or removal; and (2) the ratification of the selection of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
As of April 14, 2021, the record date for the Annual Meeting, there were 49,062,820 shares of common stock outstanding and entitled to vote. 25,111,727 shares of common stock of the Company were present or represented at the meeting, constituting a quorum.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Each proposal was approved by the requisite vote.

Proposal 1(a). The election of Nigel D.T. Andrews, Mark Jenkins and Aren C. LeeKong, each to serve as a Class II director for a three-year term and until his successor is duly elected and qualified at the Company’s 2024 Annual Meeting of Stockholders or his earlier death, resignation or removal:

Nominees	For	Withhold	Broker Non-Votes
Nigel D.T. Andrews	24,844,144	267,583	—
Mark Jenkins	24,868,111	243,616	—
Aren C. LeeKong	24,868,094	243,633	—

Proposal 1(b). The election of William H. Wright II to serve as a Class I director for a two-year term and until his successor is duly elected and qualified at the Company’s 2023 Annual Meeting of Stockholders or his earlier death, resignation or removal:

Nominees	For	Withhold	Broker Non-Votes
William H. Wright II	24,836,222	275,505	—
Proposal 2. The ratification of the selection of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
24,948,931	82,284	80,512	—

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCG BDC II, INC.
(Registrant)

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Chief Executive Officer

Date: July 16, 2021